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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  MAY 11, 1998
                                                  ------------

                              NORD RESOURCES CORPORATION
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                (Exact name of registrant as specified in its charter)

       DELAWARE                    0-6202-2                  85-0212139
----------------------        ------------------          ----------------
   (State of other             (Commission File             (IRS Employer
   jurisdiction of                  Number)                Identification
    incorporation)                                            Number)

                        201 THIRD STREET, NW, SUITE 1750
                                ALBUQUERQUE, NM                  87102
                    (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code    (505) 766-9955
                                                   --------------------


                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b) On May 8, 1998, Nord Resources Corporation (the "Company") engaged KPMG Peat Marwick LLP, Independent Certified Public Accountants, as its principal accountant to audit the Company's financial statements.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits required to be filed by Item 6.01 of Regulation S-K.

      None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NORD RESOURCES CORPORATION
                          --------------------------
                                 (Registrant)


Date:     May 11, 1998    /s/ Ray W. Jenner
                          ---------------------------------------
                          Ray W. Jenner, Vice President - Finance


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